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                                                                    EXHIBIT 10.2
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                                FORM OF WARRANT
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                     FORM OF COMMON STOCK PURCHASE WARRANT

                              INTERCALLNET, INC.

             WARRANT TO PURCHASE __________ SHARES OF COMMON STOCK

     NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) THEY ARE REGISTERED UNDER THE ACT OR (2) THE HOLDER HAS DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, WHICH OPINION SHALL BE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT THERE IS AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THAT REGISTRATION IS OTHERWISE NOT REQUIRED.

     FOR VALUE RECEIVED, __________________ or its transferees or assigns (the "Holder"), is entitled to purchase, subject to the provisions hereof, from Intercallnet, Inc., a Florida corporation (the "Issuer"), ________ fully paid, validly issued and non-assessable shares of common stock, par value $.0001 per share (the "Common Stock"), of the Issuer (the "Shares") at a price equal to $_____ per share subject to adjustment as provided for herein. The right to purchase the Shares under this Warrant is exercisable, in whole or in part, at any time and from time to time after the date of this Warrant for a period of five (5) years and prior to 5:00 p.m., New York City time, on _________ __, ____. The Shares deliverable upon exercise of this Warrant (including any adjusted number of Shares issuable pursuant to the provisions of this Warrant) are hereinafter sometimes referred to as "Warrant Shares" and the exercise price per Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant and all warrants issued upon transfer, division or in substitution thereof are hereinafter sometimes referred to as the "Warrants."
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     (a) Exercise of Warrant.  This Warrant may be immediately exercised in
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whole or in part from time to time by presentation and surrender to the Issuer at its principal office, or at the office of its principal stock transfer agent, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such Purchase Form. Payment shall be made by wire transfer or by certified or official bank check. Notwithstanding the foregoing, the Holder may, in its sole and absolute discretion, elect to pay the Exercise Price pursuant to a "cashless exercise" procedure, by delivery of a properly executed Purchase Form, together with such other documentation as may be reasonably required by the Issuer, to effect an exercise of this Warrant and delivery to the Issuer by a licensed broker acceptable to the Issuer of proceeds from the sale of the Warrant Shares received pursuant to the exercise of this Warrant, or a margin loan sufficient to pay the Exercise Price. As soon as practicable after the exercise of this Warrant, and in any event within three New York Stock Exchange, Inc. trading days, the Issuer shall issue and deliver to the Holder a certificate or certificates representing the number of Shares issuable upon the exercise of this Warrant (or such lesser number as shall be indicated on the Purchase Form), registered in the name of the Holder or its designee. Such certificate(s) shall bear a restrictive legend restricting the transferability of such shares under the Act. If this Warrant is exercised only in part, the Issuer also shall issue and deliver to the Holder a new Warrant, substantially in the form of this Warrant, covering the number of Warrant Shares which then are issuable hereunder. Upon receipt by the Issuer of this Warrant at its office, or by the principal stock transfer

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agent of the Issuer at its office, in proper form for exercise, the Holder shall as of that date be deemed to be the holder of record of the number of Warrant Shares specified in the Purchase Form. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Warrant Shares on exercise of this Warrant.

     (b) Reservation of Shares.  The Issuer shall at all times reserve and keep
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available free from pre-emptive rights, out of its authorized but unissued capital stock, for issuance on exercise of this Warrant, such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant. All such Shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all pre-emptive rights.

     (c)  Fractional Shares.  No fractional shares or scrip representing
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fractional shares shall be issued upon the exercise of this Warrant, but the
Issuer shall issue one (1) additional share of its Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant.

     (d) Transfer of Warrant.  This Warrant may be transferred in whole or in
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part only in accordance with the terms of the restrictive legend appearing on the first page of this Warrant.

     (e) Loss or Destruction of Warrant.  Upon receipt by the Issuer of evidence
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reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and

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deliver a new warrant of like tenor and date. Any such new Warrant executed and delivered shall not constitute an additional contractual obligation on the part of the Issuer, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     (f) Rights of the Holder.  The Holder shall not, by virtue hereof, be
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entitled to any rights of a shareholder of the Issuer, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Issuer except to the extent set forth herein.

     (g) Adjustment Provisions.
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         (i) Adjustment for Dividends in Other Securities, Property., Etc.;
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Reclassification, Etc. In case at any time or from time to time after the date
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hereof the shareholders of the Company shall have received, or on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive without payment therefor: (a) other or additional securities or property (other than cash) by way of dividend, (b) any cash paid or payable except out of earned surplus of the Company at the date hereof as increased (decreased) by subsequent credits (charges) thereto (other than credits in respect of any capital or paid-in surplus or surplus created as a result of a revaluation of property) or (c) other or additional (or less) securities or property (including cash) by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement, then, and in each such case, the Holder of this Warrant, upon the exercise thereof as provided in Section (a), shall be entitled to receive the amount of securities and property (including cash in the cases referred to in clauses (b) and (c)

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above) which such Holder would hold on the date of such exercise if on the Base
Date it had been the holder of record of the number of shares of Common Stock subscribed for upon such exercise and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional (or less) securities and property (including cash in the cases referred to in clauses (b) and (c) above) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by Section (g)(ii).

          (ii) Adjustment for Reorganization., Consolidation, Merger, Etc. In
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case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section (a) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section(g)(i); in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

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          (iii)  Adjustment to Exercise Price. (A) If the Company, prior to the
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exercise of this Warrant and at any time or from time to time, shall issue, sell or enter into any agreement to issue or sell, any shares of its capital stock for no consideration or for a consideration per share less than the Exercise Price (except any issuance to an employee of the Company pursuant to any existing stock option plan or employee benefit plan), as in effect immediately prior to each such issuance, then such Exercise Price, as in effect immediately prior to each such issuance, shall forthwith be lowered to a price equal to the quotient obtained by dividing: (i) an amount equal to the sum of (y) the total number of shares of the equity capital of the Company outstanding on a fully diluted basis (including the number of shares of such class or series of the capital stock of the Company into which this Warrant shall be exercisable at anytime and from time to time) immediately prior to such issuance, multiplied by the Exercise Price in effect immediately prior to such issuance, and (z) the consideration received by the Company upon such issuance; by (ii) the total number of shares of the equity capital of the Company outstanding on a fully diluted basis immediately after the issuance of such equity capital.

                 (B) For the purposes of any adjustment of an Exercise Price pursuant to subsection (A) above, the following provisions shall be applicable:

                     (i) In the case of issuance of shares for cash in a public offering or private placement, the consideration received by the Company for such issuance shall be deemed to be the amount of cash paid therefor;

                     (ii) In the case of the issuance of shares for a consideration in whole or in part other than cash, the non-cash consideration received by the Company

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for such issuance shall be deemed to be the fair market value thereof (as determined by the Board of Directors of the Company, in good faith); and

                     (iii) In the case of the issuance of options to purchase or rights to subscribe for shares of the capital stock, securities by their terms convertible into or exchangeable for shares of capital stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                           (1) the aggregate maximum number of shares of capital
stock deliverable upon exercise of such options to purchase or rights to subscribe for shares of capital stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (i) and (ii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the shares of capital stock covered thereby;

                           (2) the aggregate maximum number of shares of capital
stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights, plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the

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exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (i) and (ii) above);

                           (3) on any change in the number of shares or exercise
price of shares of capital stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the anti-dilution provisions thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities (to the extent not converted prior to such change), or options or rights related to such securities (to the extent not converted prior to such change), been made upon the basis of such change;

                           (4) on the expiration of any such options or rights,
the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights, securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of capital stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities, or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof which in each case had not expired or terminated; and

                           (5) No further adjustment of the Exercise Price
adjusted upon the issuance of any such options, rights, convertible securities or

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exchangeable securities shall be made as a result of the actual issuance of shares of capital stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

                      (iv) Impairment. The Company will not, by amendment of its
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charter documents or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, while any Warrant is outstanding and without the prior written consent of the Holder hereof, the Company (a) will not permit the par value, if any, of the shares of stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully-paid and non-assessable stock upon the exercise of all Warrants at the time outstanding, and (c) will take no action after the date hereof to amend its charter documents which would change to the detriment of the holders of Common Stock the dividend or voting rights of the Company's Common Stock (as constituted on the date hereof).

                      (v)  Certificate as to Adjustments. In each case of an
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adjustment in the number of shares of Common Stock (or other securities or property) receivable on the exercise of the Warrant, the Company at its expense will promptly

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compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each holder of the Warrant.

                      (vi)  Notices of Record Date, Etc.
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                      In case:

                      (a) the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

                      (b) of any capital reorganization of the Company (other than a stock split or reverse stock split), any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a merger for purposes of change of domicile) or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                      (c) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(ii) the date on which such reorganization,

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reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant no later than five (5) days prior to said date.

     (h) Applicable Law. This Warrant is issued under and shall for all purposes
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be governed by and construed in accordance with the laws of the State of
Florida.
     (i) Assignment. This Warrant may be assigned by the Holder to any third
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party upon the execution and delivery to the Company of the Assignment Form annexed hereto, subject to any restrictions imposed by applicable securities laws.
     (j) Notice. Notices and other communications to be given to the Holder of
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the Warrant evidenced by this certificate shall be deemed to have been sufficiently given, if delivered or mailed, addressed in the name and at the address of such owner appearing on the records of the Company, and if mailed, sent registered or certified mail, postage prepaid. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed, by registered or certified mail, postage prepaid, to the Company at 6340 N.W. 5th Way, Ft. Lauderdale, Florida 33309, Attn:
President, or at such other address as the Company shall have designated by written notice

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to such registered owner as herein provided. Notice by mail shall be deemed given when deposited in the United States mail as herein provided.

     (k) Registration Rights Agreement; Shareholders' Agreement. The shares of
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Common Stock issuable and issued upon exercise of this Warrant shall be entitled to certain registration rights, and other rights and obligations, in accordance with the provisions of that certain Registration Rights Agreement and that certain Shareholders' Agreement, each dated as of February 28, 2002.

     (l) Redemption of Warrant. Notwithstanding anything contained herein to the
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contrary, the Warrant cannot be redeemed by the Company under any circumstances, without the prior written consent of the Holder.

     (m) Survival.  Any obligation of the Issuer under this Warrant, the
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complete performance of which may require performance beyond the term of this
Warrant, shall survive the expiration of such term.

     (n) Amendments and Waivers.  The respective rights and obligations of the
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Issuer and the Holder may be modified or waived only by a writing executed by the party against whom the amendment or waiver is to be enforced.

     IN WITNESS WHEREOF, the Issuer has caused this Warrant to be duly executed and delivered as of ___________ __, _____.

                              INTERCALLNET, INC.

                              By:______________________________________
                                 Scott Gershon, Chief Executive Officer

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                                 PURCHASE FORM
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     The undersigned hereby irrevocably elects to exercise the within Warrant as to ___________ shares of Common Stock and hereby makes payment of $____________ in payment of the actual exercise price thereof.

                 INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK
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Name:  _______________________________________________
          (Please typewrite or print in block letters)

Address:  __________________________________________

          __________________________________________

                         Signature:__________________________


                                ASSIGNMENT FORM
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     FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers unto

Name:  __________________________________

Address:  __________________________________

          __________________________________

the right to purchase Common Shares represented by this Warrant to the extent of _______ shares of Common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________ Attorney, to transfer the same on the books of the Issuer with full power of substitution in the premises.

Dated:  ________, 2002

Signature:  _________________________

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